Prospectus supplement dated August 5, 2016
to the following prospectus(es):
ElitePRO LTD and ElitePRO Classic prospectuses dated May 1, 2003
BOA Multiple Pay, BOA Last Survivor FPVUL, Multi-Flex FPVUL, BOA SPVL prospectuses dated May 1, 2002
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The purpose of this supplement is to correct the numbering sequence of the supplement dated August 3, 2016.
The following changes are made to the prospectus:
1) Effective January 1, 2016, all references to Neuberger Berman Management LLC, Neuberger Berman LLC, and Neuberger Berman Fixed Income LLC as Sub-advisor to the following funds is changed to Neuberger Berman Investment Advisers LLC:
•	Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund
•	Neuberger Berman Advisers Management Trust – Mid-Cap Growth Portfolio
•	Nationwide Variable Insurance Trust – Neuberger Berman NVIT Multi Cap Opportunities Fund
•	Neuberger Berman Advisers Management Trust – Short Duration Bond Portfolio
GWP-0643